Exhibit 32.2
CERTIFICATION
Pursuant to 18 U.S.C. 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002
          In connection with the Quarterly Report of Tiffany & Co. (the “Company”) on Form 10-Q for the period ended April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated:  June 1, 2010

/s/ James N. Fernandez
Executive Vice President and
Chief Financial Officer (principal financial officer)